SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2008 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                       Entry Into Material Definitive Agreement

    On March 31, 2008, Radio One executed an employment agreement with Peter D. Thompson, the Company’s Chief Financial Officer. The employment agreement is a three year arrangement with an initial annual base salary of $375,000 with an initial cash bonus of up to $75,000 for the year ending December 31, 2008.  Under the terms of the agreement, Mr. Thompson will also receive of 75,000 shares of restricted stock and options for another 75,000 shares, all to vest ratably over the term of the agreement.  A copy of the employment agreement is attached to this report on Form 8-K as Exhibit 10.1 and the foregoing summary of its terms is qualified in its entirety by reference to the actual terms of the agreement.

ITEM 9.01.                       Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Employment Agreement dated as of March 31, 2008 between Radio One, Inc. and Peter D. Thompson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Alfred Liggins
April 2, 2008	Alfred Liggins
Chief Executive Officer